Exhibit 10.2

ARATANA THERAPEUTICS, INC.

Common Stock

PLACEMENT AGENCY AGREEMENT

                                                          May  3, 2017

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to certain investors (each, an “Investor” and collectively, the “Investors”) up to an aggregate of 5,000,000 shares (the “Shares”) of the common stock, par value $0.001 per share, of the Company (“Common Stock”).  Barclays Capital Inc. (“Barclays”) has agreed to act as placement agent (the “Placement Agent”) in connection with such issuance and sale of the Shares.

The Company confirms as follows its agreement with the Placement Agent.

1.The Company represents and warrants to, and agrees with, the Placement Agent that, as of the date hereof and as of the Closing Date:

(i) A registration statement on Form S-3 (File No. 333-197414), including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is referred to herein as the “Initial Registration Statement”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; at the time the Initial Registration Statement was originally filed with the Commission, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act;  other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission (other than any “issuer free writing prospectus” filed pursuant to Rule 433 under the Securities Act or prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, each in the form heretofore delivered to the Placement Agent); no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects; the preliminary prospectus supplement dated May 3, 2017 describing the Shares and the offering thereof, together with the Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Shares and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430B under the Securities Act to be part of the Initial Registration Statement at the time of effectiveness, each as amended at the time such part of the Initial Registration Statement became or was deemed to become effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; the Preliminary Prospectus relating to the Shares, as amended or supplemented immediately prior to the Applicable Time (as defined in Section 1(iii) hereof), is hereinafter called the “Pricing Prospectus”; such final prospectus supplement, together with the Base Prospectus, in the form delivered to the Investors, is hereinafter called the “Prospectus”; references herein to the Preliminary Prospectus, any preliminary prospectus and the Prospectus shall refer to both the prospectus supplement and the Base Prospectus components of such prospectus;  and all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Preliminary Prospectus, any preliminary prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, any preliminary prospectus, the Pricing Prospectus and the Prospectus shall include the documents incorporated by reference or deemed to be incorporated by reference therein as of the date hereof. The documents incorporated by reference or deemed to be incorporated by reference into the Registration Statement, the Pricing Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Preliminary Prospectus, any preliminary prospectus, the Pricing Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Preliminary Prospectus, any preliminary prospectus, the Pricing Prospectus or the Prospectus, as the case may be.  All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Preliminary Prospectus, any preliminary prospectus, the Pricing Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act that is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Preliminary Prospectus, any preliminary prospectus, the Pricing Prospectus or the Prospectus, as the case may be. From the time of the initial filing of the Registration Statement with the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(ii) (1)  at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or becomes effective and at the Closing Date (as defined herein), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by the Placement Agent is that described as such in Section 9(b) hereof.  No order preventing or suspending the use of any preliminary prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.  Each preliminary prospectus, the Pricing Prospectus, each Issuer Free Writing Prospectus, if any, and the Prospectus filed under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each preliminary prospectus, the Pricing Prospectus, each Issuer Free Writing Prospectus, if any, and the Prospectus delivered to the Placement Agent for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iii) For the purposes of this Agreement, the “Applicable Time” is 4:45 p.m. (Eastern time) on May 3, 2017; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, if any, and other documents and information listed in Schedule I hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; no Issuer Free Writing Prospectus, if any, listed on Schedule I hereto conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in strict conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein;

(iv) The Company has filed a registration statement pursuant to the Exchange Act to register the Common Stock, and such registration statement has become effective.  As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Shares pursuant to Rules 164, 405 and 433 under the Securities Act;

(v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, Pricing Disclosure Package and Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the  business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”);

(vi) Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to be so qualified or to be in good standing would, individually or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding capital stock or other equity or ownership interests of each of the

Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Vet Therapeutics, Inc. and Aratana Therapeutics NV;

(vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, Pricing Prospectus and Prospectus (other than for subsequent issuances, if any, pursuant to equity or employee benefit plans, which are described or referred to in the Registration Statement, the Pricing Prospectus and the Prospectus, or upon the exercise of outstanding options or warrants, which are described or referred to in the Registration Statement, the Pricing Prospectus and the Prospectus), and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Pricing Prospectus; and none of the issued and outstanding shares of capital stock of the Company or any of its subsidiaries are subject to any preemptive or similar rights;

(viii) The Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Investors in accordance with the terms of this Agreement and the Securities Purchase Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Registration Statement, Pricing Disclosure Package and Prospectus; and the issuance of such Shares is not subject to any preemptive or similar rights that have not been duly waived;

(ix) This Agreement has been duly authorized, executed and delivered by the Company;

(x) The issue and sale of the Shares, the execution of this Agreement and the Securities Purchase Agreement by the Company and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (2) result in any violation of the provisions of the certificate incorporation or by-laws or similar organizational documents of the Company or any of its subsidiaries or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in the case of clauses (1) and (3) for any such conflicts, violations, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required by FINRA or under state securities or Blue Sky laws in connection with the sale and issuance of the Shares by the Company;

(xi) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act, the Rules and Regulations and the Public Company Accounting Oversight Board (United States).  The financial statements, together with related schedules and notes, incorporated by reference into the Registration Statement, Pricing Disclosure Package and Prospectus comply in all material respects with the requirements of the Exchange Act and present fairly in all material respects the financial position, results of operations, cash flows and changes in convertible preferred stock and stockholders’ equity (deficit) of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Registration Statement, Pricing Disclosure Package and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements incorporated by reference into the Registration Statement. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus under the Exchange Act or the Rules and Regulations;

(xii) The Company and its subsidiaries, considered as one entity, have not sustained since the date of the latest audited financial statements incorporated by reference into the Registration Statement, Pricing Disclosure Package and Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, Pricing Disclosure Package and Prospectus; and, since the respective dates as of which information is given in the Registration Statement, Pricing Disclosure Package and Prospectus, (1) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon the exercise of stock options described as outstanding in, or the grant options, restricted stock or other equity-based awards under Company’s existing equity incentive plans described in, the Registration Statement, Pricing Disclosure Package and Prospectus) or long-term debt of the Company or its subsidiaries, (2) there has not been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as one entity, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of its subsidiaries, whether or not in the ordinary course of business, which are material to the Company and its subsidiaries, considered as one entity or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries, on any class of capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Disclosure Package;

(xiii) Neither the Company nor any of its subsidiaries is (1) in violation of its certificate of incorporation or bylaws or similar organization documents or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties are subject, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect;

(xiv) The Company and each of its subsidiaries has good and marketable title to all real (in fee simple) and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, Pricing Disclosure Package and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary;

(xv) Other than as set forth in the Registration Statement, Pricing Disclosure Package and Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is the subject which, if determined adversely to the Company or any such subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, Pricing Disclosure Package or Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xvi) The Company and its subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by it, except where the failure to possess such permit, license, approval, consent or authorization would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits;

(xvii) Except as disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus (i) to its knowledge, the Company and its subsidiaries own or possess all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights and other intellectual property (collectively “Intellectual Property”)  material to the conduct of its business as described in the Registration Statement, Pricing Disclosure Package and Prospectus, (ii) to the knowledge of the Company, the conduct and the proposed conduct of the businesses of the Company and its subsidiaries, including the research, development, manufacture, sale and Company use of its products, does not and will not infringe, misappropriate, or violate any third party’s Intellectual Property, and the Company and its subsidiaries have not received since their respective dates of inception any written notice alleging the foregoing, (iii) to the knowledge of the Company, the Company and its subsidiaries are the exclusive owners of all Intellectual Property owned or purported to be owned by the Company and its subsidiaries, free and clear of all liens, encumbrances, defects, adverse claims or other restrictions, or any requirement of any past, present or future royalty payments, (iv) the Company is not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company or any of its subsidiaries or with respect to, any of the Intellectual Property of the Company and its subsidiaries, and since their respective dates of inception, neither the Company nor any subsidiary has received any written notice alleging the foregoing, (v) the Company and its subsidiaries have not received any written claim asserting rights in any Intellectual Property owned by the Company and its subsidiaries that would render any such Intellectual Property invalid or inadequate to protect the interest of the Company and its subsidiaries; (vi) the Company and its subsidiaries have taken all steps reasonably necessary to secure their interest in the Intellectual Property of the Company and its subsidiaries, including obtaining all necessary assignments from its employees, consultants and contractors pursuant to a written agreement containing a present tense assignment of all Intellectual Property created by such employee, consultant or contractor, (vii) the Company and its subsidiaries have taken commercially reasonable steps to protect and maintain all Intellectual Property owned by the Company and its subsidiaries, including without limitation to preserve the confidentiality of any trade secrets, (viii) to the Company’s knowledge, all material Intellectual Property owned by or licensed to the Company and its subsidiaries is valid and enforceable and (ix) to the Company’s knowledge, neither the Company nor any subsidiary is in violation of any Company License Agreements (as defined below), other than such violations which, individually or in the aggregate, would not result in a Material Adverse Effect. The license agreements by which the Company and its subsidiaries have been licensed Intellectual Property owned by third parties (“Company License Agreements”) are valid and are in full force and effect and constitute legal, valid and binding obligations of Company and its subsidiaries, and to the Company’s knowledge, the other parties thereto.

(xviii) No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect;

(xix) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks (including risks related to clinical trials and product liability) and in such amounts as are prudent and customary in the businesses in which it is engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

(xx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxi) Since the date of the latest audited financial statements incorporated by reference into the Registration Statement, Pricing Disclosure Package and Prospectus,  (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company to record, process, summarize and report financial data, or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company, and (b) since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective;

(xxiii) All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries, except for cases in which the failure to pay such taxes, individually or in the aggregate, would not result in a Material Adverse Effect, or, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined;

(xxiv) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, Pricing Disclosure Package and Prospectus (or in any document incorporated by reference therein) or to be filed as an exhibit to the Registration Statement (or to any document incorporated by reference into the Registration Statement, Pricing Disclosure Package and Prospectus) which are not described or filed as required;

(xxv) The Company and its subsidiaries are not in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and the Company is not aware of any pending investigation which might reasonably be expected to lead to such a claim;

(xxvi) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or its subsidiaries for employees or former employees of the Company, its subsidiaries or its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect.  No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption;

(xxvii) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.  Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxviii) There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, which rights have not been duly waived in writing;

(xxix) The Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, Pricing Disclosure Package and Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxx) The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Disclosure Package and the Prospectus; and neither the Company nor any of its subsidiaries has taken nor will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.  The Company has not alone engaged in any Testing-the-Waters Communication and has not authorized anyone to engage in Testing-the-Waters Communications.  “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(xxxi) The statistical and market and industry-related data included in the Registration Statement, Pricing Disclosure Package and Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required;

(xxxii) Any certificate signed by any officer of the Company delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby;

(xxxiii) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Global Market thereunder (the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company or any of its directors or officers to comply in all material respects with any provisions of the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply, and it is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which the Company is not required to comply with, that are reasonably expected to be applicable to the Company after the effectiveness of the Registration Statement;

(xxxiv) To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 10% or greater securityholders, except as set forth in the Prospectus;

(xxxv) There are no relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Prospectus which have not been described as required;

(xxxvi) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect: (i)  neither the Company nor any of its subsidiaries has received any notice of adverse filing, warning letter, untitled letter or other correspondence or notice from the Center for Veterinary Medicine of the U.S. Food and Drug Administration or the Center for Veterinary Biologics of the U.S. Department of Agriculture, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) (the “FFDCA”), the Animal Drug User Fee Act (“ADUFA”) or similar law; (ii) the Company and its subsidiaries are and have been in compliance with applicable health care laws, including without limitation, the FFDCA, the ADUFA and the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), and the regulations promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company and its subsidiaries (collectively, “Health Care Laws”); (iii) the Company and its subsidiaries possess all licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Health Care Laws and/or to carry on its businesses as now or proposed to be conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company and its subsidiaries are not in violation of any term of any such Authorizations; (iv)  the Company and its subsidiaries have not received notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”) or third party alleging that any product operation or activity is in violation of any Health Care Laws or Authorizations or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v)  the Company and its subsidiaries have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Authority is considering such action; (vi) the Company and its subsidiaries have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission); and (vii)  the Company and its subsidiaries have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated or conducted any such notice or action;

(xxxvii) To the knowledge of the Company, the research, studies and tests conducted by or on behalf of the Company and its subsidiaries have been and, if still pending, are being conducted with reasonable care and in accordance with experimental protocols, procedures and controls pursuant to all Health Care Laws and Authorizations; the descriptions of the results of such research, studies and tests contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such research, studies, and tests; except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any research, studies or tests, the results of which the Company believes reasonably call into question the research, study or test results described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus when viewed in the context in which such results are described; and neither the Company nor any of its subsidiaries has received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any research, study or test conducted by or on behalf of the Company or any of its subsidiaries. To the knowledge of the Company, there have been no adverse episodes or complications resulting from any research, study or test conducted by or on behalf of the Company or any of its subsidiaries;

(xxxiii) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries (i) do not have any material lending or other relationship with the Placement Agent or any lending affiliate of the Placement Agent and (ii) do not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of the Placement Agent;

(xxxix) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants; and

(xl) Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement.  No such statement was made with the knowledge of an executive officer or director of the Company that is was false or misleading.

2.(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, between the Company and the Placement Agent, the Placement Agent shall be the Company’s placement agent, acting on a reasonable best efforts basis, in connection with the issuance and sale by the Company of the Shares to the Investors in a proposed offering pursuant to the Registration Statement, with the terms of the offering to be subject to market conditions and negotiations among the Company, the Placement Agent and the prospective Investors (such offering shall be referred to herein as the “Offering”). As compensation for services rendered, and provided that any of the Shares are sold to Investors in the Offering, on the Closing Date (as defined in Section 2(c) hereof) of the Offering, the Company shall pay to the Placement Agent an amount in the aggregate equal to 6% of the gross proceeds from the sale of the Shares by the Company (the “Placement Fee”). The sale of the Shares shall be made pursuant to the Registration Statement. The Company will enter into a securities purchase agreement with each Investor in the form included as Exhibit B hereto (the “Securities Purchase Agreement”) on the terms set forth in the Pricing Disclosure Package and the Prospectus and as described on Schedule I hereto. The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer in whole or in part.

(b) This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Shares, and the Placement Agent shall have no authority to bind the Company to accept offers to purchase the Shares. The Placement Agent shall act on a reasonable best efforts basis and does not guarantee that it will be able to raise new capital in the Offering. The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of the Placement Fee. Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Shares (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent in accordance herewith.

(c) Payment of the purchase price for, and delivery of, the Shares shall be made at a closing (the “Closing”) at the offices of Latham & Watkins LLP, counsel for the Company, located at 200 Clarendon Street, Boston, MA 02116, at 10:00 a.m., New York City time, on or before May  9, 2017 or at such time on such other date as may be agreed upon in writing by the Placement Agent and the Company (such date of payment and delivery being herein called the “Closing Date”). All such actions taken at the Closing shall be deemed to have occurred simultaneously. No Shares which the Company has agreed to sell pursuant to this Agreement and the Securities Purchase Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Shares shall have been delivered to the Investor thereof against payment therefor by such Investor. If the Company shall default in its obligations to deliver the Shares to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage incurred by the Placement Agent arising from or as a result of such default by the Company.

(d) On the Closing Date, the Company shall deliver, or cause to be delivered, the Shares to the Investors, and the Investors shall deliver, or cause to be delivered, the purchase price for their respective Shares to the Company pursuant to the terms of the Securities Purchase Agreement, “delivery versus payment” through the facilities of The Depository Trust Company.

(e) The Shares shall be registered in such names and in such denominations as the Investors shall request by written notice to the Company.

3.Reserved.

4.Reserved.

5.The Company covenants and agrees with the Placement Agent as follows:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 430B under the Securities Act, and will notify the Placement Agent promptly (and in any event within 24 hours), and confirm the notice in writing (which may occur by email), (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Placement Agent with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes; and (v) if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the Securities Act and (B) completion of the 90-day restricted period referred to in Section 5(j) hereof.  The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company will give the Placement Agent notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Placement Agent with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Placement Agent or counsel for the Placement Agent shall reasonably object.

(c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to (i) qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, (ii) file a general consent to service of process in any jurisdiction or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

(d) The Company has furnished or will deliver to the Placement Agent, without charge, three signed copies of the Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Placement Agent, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Placement Agent.  The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to Placement Agent, without charge, as many electronic copies of the Pricing Prospectus as the Placement Agent reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act.  The Company will furnish to the Placement Agent, without charge, prior to 5:00 P.M. on the second business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as the Placement Agent may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus.  If at any time when, in the opinion of counsel for the Placement Agent, a prospectus is required to be delivered in connection with sales by the Company of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the

Placement Agent such number of written and electronic copies of such amendment or supplement as the Placement Agent may reasonably request.  The Company will provide the Placement Agent with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Placement Agent as soon as practicable after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Registration Statement, Pricing Disclosure Package and Prospectus under the heading “Use of Proceeds”.

(i) The Company will use its best efforts to effect and maintain the listing for quotation of the Common Stock (including the Shares) on the NASDAQ Global Market.

(j) During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Placement Agent, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) the issuance of equity based awards granted pursuant to the Company’s benefit plans existing on the date hereof that are referred to in the Prospectus (or in any document incorporated by reference therein), as such plans may be amended (the “Company Incentive Plans”), (3) the issuance of shares of Common Stock upon the exercise of any such equity based awards, (4) any shares of stock of the Company issued upon the conversion of securities outstanding on the date of this Agreement and described in the Registration Statement, Pricing Disclosure Package and Prospectus (or in any document incorporated by reference therein), (5) the filing of a registration statement on Form S-8 relating to the shares of Common Stock granted pursuant to the Company Incentive Plans, (6) shares of Common Stock, or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, to be issued as payment of any accrued dividends described in the Registration Statement, Pricing Disclosure Package and Prospectus (or in any document incorporated by reference therein) and (7) shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock issued, sold or delivered in connection with any acquisition or strategic investment (including without limitation any license, collaboration, joint venture, strategic alliance or partnership) as long as (x) the aggregate number of shares of Common Stock so issued, sold or delivered from the date of the Prospectus through and including the 90th day after the date of the Prospectus does not exceed 2,150,000 shares

(subject to adjustment for stock splits and other similar events), and (y) each recipient of any such shares or other securities that are issued, sold or delivered during such 90-day period agrees with the Placement Agent in writing, prior to or concurrently with such issuance, sale or delivery, to restrictions on the resale of such securities (and any other securities into which such securities may be converted or for which they may be exercised or exchanged) that are consistent with the lock-up letters described in Section 8(m) hereof for the remainder of such 90-day period.

(k) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents and reports required to be filed with the Commission and the Nasdaq Global Market pursuant to the Exchange Act within the time periods required by the Exchange Act or the Nasdaq Global Market and the rules and regulations of the Commission thereunder.

(l) During a period of two years from the date of this Agreement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that the Company will be deemed to have furnished such reports and financial statements to the extent they are filed on EDGAR.

(m) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing will either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(n) The Company will promptly notify the Placement Agent if the Company ceases to be an “emerging growth company” at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the 90-day restricted period referred to in Section 5(j).

(o) If so requested by the Placement Agent, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Placement Agent an “electronic Prospectus” to be used by the Placement Agent in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions:  (i) it shall be encoded in an electronic format, satisfactory to the Placement Agent, that may be transmitted electronically by the Placement Agent to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Placement Agent, that will allow investors to store and have continuously ready access to such Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally).  The Company hereby confirms that, if so requested by the Placement Agent, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(p) The Company shall maintain, at its expense, a registrar and transfer agent for the Shares.

The Placement Agent, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

6.         (a) The Company represents and agrees that, without the prior consent of the Placement Agent, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; Placement Agent represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; other than any free writing prospectus the use of which has been consented to by the Company and the Placement Agent is listed on Schedule I hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, Pricing Disclosure Package and Prospectus or, when considered together with the information in the Pricing Disclosure Package and other Issuer Free Writing Prospectuses, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Placement Agent and, if requested by the Placement Agent, will prepare and furnish without charge to the Placement Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in strict conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein.

7.The Company covenants and agrees with the Placement Agent that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Placement Agent; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent (not to exceed $5,000) in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Common Stock (including the Shares) on the NASDAQ Global Market; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Placement Agent (not to exceed $8,000) in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Investors, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Investors; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares (provided, however, that the Placement Agent and the Company shall each pay 50% of the cost of chartering any aircraft to be used in connection with the road show by the Company and the Placement Agent); and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood that, subject to this Section 7 and Section 12, the Placement Agent will pay all of its costs and expenses associated with the transactions contemplated hereunder, including all fees and disbursements of their counsel.

8.  The obligations of the Placement Agent hereunder are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The representations and warranties of the Company contained herein are true and correct on and as of the Closing Date, as if made on and as of the Closing Date, and the

Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(c) (i) The Company and its subsidiaries, considered as one entity, shall not have sustained since the date of the latest audited financial statements incorporated by reference into the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus and except as described in the Pricing Prospectus, (1) there shall not have been any change in the capital stock (other than the issuance of shares of Common Stock upon the exercise or conversion of securities described as outstanding in, or the grant of options, restricted stock or other equity-based awards under Company’s existing equity incentive plans described in the Registration Statement, Pricing Disclosure Package and Prospectus (or in any document incorporated by reference therein)) or long-term debt of the Company or any of its subsidiaries or (2) there shall not have been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as one entity, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Placement Agent so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares being delivered at such Closing Date, on the terms and in the manner contemplated in the Pricing Prospectus.

(d) the Placement Agent shall have received on and as of the Closing Date, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Placement Agent, to the effect (1) set forth in Sections 8(b) (with respect to the respective representations, warranties, agreements and conditions of the Company), (2) that none of the situations set forth in clause (i) or (ii) of Section 8(c) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission.

(e) On the Closing Date, (i) Latham & Watkins LLP, counsel for the Company, shall have furnished to the Placement Agent their favorable written opinion, tax opinion and negative assurance letter, dated the Closing Date, in form and substance previously agreed upon by counsel for the Placement Agent and Latham & Watkins LLP.

(f) Reserved.

(g) On the Closing Date, Hoxie & Associates, intellectual property counsel for the Company, shall have furnished to the Placement Agent their favorable written opinion, dated the Closing Date, in form and substance previously agreed upon by counsel for the Placement Agent and Hoxie & Associates LLC.

(h) On the date hereof, PricewaterhouseCoopers LLP shall have furnished to the Placement Agent a letter, dated the date of delivery thereof, in form and substance satisfactory to the Placement Agent, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company contained in or incorporated by reference into the Registration Statement and the Prospectus.

(i) On the Closing Date, the Placement Agent shall have received from PricewaterhouseCoopers LLP a letter, dated the Closing Date, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8(h), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(j) On the Closing Date, Covington & Burling LLP, counsel for the Placement Agent, shall have furnished to the Placement Agent their favorable opinion and a negative assurance letter dated the Closing Date, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Placement Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(k) The Shares to be delivered on the Closing Date shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

(l) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the terms and conditions of this Agreement.

(m) The Placement Agent shall have received “lock-up” agreements, each (except as agreed to by the Placement Agent and the Company) substantially in the form of Exhibit A hereto, from all officers and directors of the Company, and such agreements shall be in full force and effect on the Closing Date.

(n) The Placement Agent shall have received on and as of the Closing Date, as the case may be, a certificate of Craig Tooman,  Chief Financial Officer of the Company, in form and substance previously agreed upon by counsel for the Placement Agent.

(o) On the Closing Date, John Ayres,  General Counsel of the Company, shall have furnished to the Placement Agent his favorable written opinion, dated the Closing Date, in form and substance previously agreed upon by counsel for the Placement Agent.

(p) Reserved.

(q) On or prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent shall reasonably request.

The certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Placement Agent and to Covington & Burling LLP, counsel for the Placement Agent.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by the Placement Agent by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party, except as provided in Section 12.

9.(a) The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates, directors, officers and employees and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any post-effective amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any preliminary prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of the Placement Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Placement Agent is the information described as such in Section 9(b) below.

(b) The Placement Agent agrees to indemnify and hold harmless the Company, each of the directors of the Company and each of the officers of the Company who shall have signed the Registration Statement against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any post-effective amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of the Placement Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the third sentence of the second paragraph under the heading “Plan of Distribution” in the Pricing Prospectus and the Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9).  In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party).  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of such counsel shall be borne by the indemnifying parties.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 9(a), shall be selected by the Placement Agent.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under this Section 9 in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total Placement Fee received by the Placement Agent, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Placement Agent was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d).  The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), the Placement Agent shall not be required to contribute any amount in excess of the Placement Fee.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the parties to this Agreements contained in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

10.Reserved.

11.Notwithstanding anything herein contained, this Agreement may be terminated, subject to the provisions of Section 12, in the absolute discretion of the Placement Agent, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally on the NYSE MKT, the New York Stock Exchange or on the NASDAQ Global Select Market or the NASDAQ Global Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Shares, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable to market the Shares to be delivered on the Closing Date, or to enforce contracts for the sale of the Shares.

     If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 12 hereof.

12.The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Placement Agent, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares.  If this Agreement is terminated pursuant to Section 8 or 11 or if for any reason the purchase of any of the Shares by the Investors is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7, the respective obligations of the Company and the Placement Agent pursuant to Section 9 and the provisions of Sections 12, 13 and 16 shall remain in effect and, if any Shares have been purchased under the Securities Purchase Agreement the representations and warranties in Section 1 and all obligations under Section 5 and Section 6 shall also remain in effect.  If this Agreement shall be terminated by the Placement Agent, or any of them, under Section 8 or otherwise because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (other than solely by reason of the failure of the Placement Agent to perform its obligations hereunder), or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than solely by reason of the failure of the Placement Agent to perform its obligations hereunder) or any condition of the Placement Agent’s obligations cannot be fulfilled, the Company agrees to reimburse the Placement Agent for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder.

13.This Agreement shall inure to the benefit of and be binding upon the Company and the Placement Agent, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

14.All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication.  Notices to the Placement Agent shall be given to c/o c/o Barclays Capital Inc., 745 Seventh Avenue, New York, NY 10019 (fax no.: (646) 834-8133), Attention: Syndicate Registration,  with a copy, in the case of any notice pursuant to Section 9, to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; with a copy to Covington & Burling LLP, 620 Eighth Avenue, New York, NY, 10018 (fax no: 646.441.9111), Attention: Don Murray.  Notices to the Company shall be given to it at Aratana Therapeutics, Inc., 11400 Tomahawk Creek Parkway, Suite 340, Leawood, KS 66211, Attention: Steven St. Peter; with a copy to Latham & Watkins LLP, John Hancock Tower, 27th Floor, 200 Clarendon Street, Boston, MA 02116 (fax no. (617) 948-6001), Attention: Peter N. Handrinos.

15.This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

16.THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

17.The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

18.The Company acknowledges and agrees that (i) the transactions set forth in this Agreement are arm’s-length commercial transactions between the Company on the one hand, and the Placement Agent, on the other, (ii) in connection therewith and with the process leading to such transaction Placement Agent is acting solely as a principal and not the agent or fiduciary of the Company or its stockholders, creditors, employees or any other party, (iii) the Placement Agent has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the

Placement Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Placement Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

19.The Company acknowledges that the Placement Agent’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Placement Agent’s investment banking divisions.  The Company acknowledges that each of the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

20.This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, on the one hand, and the Placement Agent, on the other hand, or any of them, with respect to the subject matter hereof.

21.The Company and the Placement Agent hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Placement Agent.

Very truly yours,

ARATANA THERAPEUTICS, INC.

By:  /s/ Steven St. Peter

       Name: Steven St. Peter

       Title: President & CEO

[Signature Page to Placement Agency Agreement]

Accepted as of the date hereof:

BARCLAYS CAPITAL, INC.

By:  /s/ Angus W. Whelchel

       Title:  Managing Director

                  Private Capital Markets

[Signature Page to Placement Agency Agreement]

SCHEDULE I

Schedule of Information included in the Pricing Disclosure Package

Pricing Information:

Number of Shares to be Issued by the Company:  5,000,000

Offering Price: $5.25 per share

Placement Fee:  6% ($0.315/share)

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

The undersigned refers to the proposed Placement Agency Agreement (the “Placement Agency Agreement”) by and between Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), and Barclays Capital Inc. (“Placement Agent”).  As an inducement to the Placement Agent to execute the Placement Agency Agreement in connection with the proposed offering (“Offering”) of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), pursuant to a Registration Statement on Form S-3, the undersigned hereby agrees that from the date hereof and until the date that is 90 days after the offering date set forth on the final prospectus used to sell the Common Stock (the “Offering Date”) in the Offering (such period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will use reasonable best efforts to cause any spouse, domestic partner or immediate family member of the spouse, domestic partner or the undersigned living in the undersigned’s household, any partnership, corporation, limited liability company or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse, domestic partner or immediate family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Placement Agent, which consent may be withheld in the Placement Agent’s sole discretion.  For purposes of this Agreement, “immediate family member” shall mean any relation by blood, marriage or adoption, not more remote than first cousin.

The foregoing restrictions shall not apply to (a) bona fide gifts by the undersigned, (b) the surrender or forfeiture of shares of Common Stock to the Company to satisfy tax withholding obligations upon exercise or vesting of stock options or equity awards or in connection with the “cashless” exercise of options to purchase shares of Common Stock or in connection with the “net exercise” of warrants; (c) transfers of Common Stock or any security convertible into or exercisable for Common Stock to an immediate family member, an immediate family member of a domestic partner or a trust for the benefit of the undersigned, a domestic partner or an immediate family member or to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held exclusively by the undersigned, a domestic partner and/or one or more family members of the undersigned or the undersigned’s domestic partner in a transaction not involving a disposition for value, (d) transfers of Common Stock or any security convertible into or exercisable for Common Stock upon death by will or intestate succession, (e) the exercise of any option, warrant or other right to acquire shares of Common Stock, the settlement of any stock-settled stock appreciation rights, restricted stock or restricted stock units, or the conversion of any convertible security into securities of the Company, (f) securities transferred to one or more affiliates of the undersigned and distributions of securities to partners, members or stockholders of the undersigned, (g) transactions relating to securities acquired in open market transactions after the Offering Date, (h) sales or transfers of Common Stock made pursuant to a trading plan established pursuant to Rule 10b5-1 under the Exchange Act (“Rule 10b5-1”) that has been entered into by the undersigned and provided or made available to the Placement Agent prior to the date of this Agreement and (i) the entry into any trading plan established pursuant to Rule 10b5-1, provided that such plan does not provide for any sales or other dispositions of Common Stock during the Lock-Up Period; provided that, (1) in the case of a transfer or distribution pursuant to the preceding clauses (f), (g) or (i), prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Common Stock in connection with such transfer and (2) in the case of a transfer or distribution pursuant to the preceding clauses (a), (c), (d) or (f), each resulting transferee of the Company’s securities agrees in writing prior to such transfer to be bound by the terms of this Agreement as if it were a party hereto.

In addition, the undersigned agrees that, during the Lock-Up Period, without the prior written consent of the Placement Agent (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party. In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the offering contemplated by the Placement Agency Agreement or with any issuance or sale by the Company of any equity or other securities before such offering.

Any Common Stock received upon exercise of options, warrants or any securities convertible into or exchangeable or exercisable for Common Stock granted to the undersigned will also be subject to this Agreement.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such shares of Common Stock owned or beneficially owned by the undersigned.

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules.  This Agreement shall lapse and become null and void (a) if the Offering Date shall not have occurred on or before the earliest of (i) such time as the Placement Agent, on the one hand, or the Company, on the other hand, advises the other in writing, prior to the execution of the Placement Agency Agreement that it has determined not to proceed with the Offering, (ii) termination of the Placement Agency Agreement or (iii) on May 10, 2017, in the event the Placement Agency Agreement has not been executed by that date (provided, however, that the Company may from time to time extend such termination date by up to an aggregate of three months with written notice to the undersigned prior thereto).

[Signature page follows]

                                                                              Very truly yours,

                                                                               ______________________________________

                                                                              Printed Name:___________________________

                                                                              Date:__________________________________

EXHIBIT B

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May , 2017, by and among Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Schedule A attached hereto (each, a “Purchaser,” and collectively, the “Purchasers”).

WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission (the “SEC”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations thereunder, a registration statement on Form S-3 (File No. 333-197414), including a prospectus, relating to the shares to be issued and sold pursuant to this Agreement. The term “Registration Statement” as used herein refers to such registration statement (including all financial schedules and exhibits), as amended or as supplemented and includes information contained in the form of final prospectus and supplements thereto (the “Prospectus”) filed with the SEC pursuant to Rule 424(b) of the rules under the Securities Act and deemed to be part thereof at the time of effectiveness (the “Effective Date”) pursuant to Rule 430B of the rules under the Securities Act; and

WHEREAS, the Company intends to pay Barclays Capital Inc. (the “Placement Agent”) a fee in respect of the sale of Shares (as defined below) to the Purchasers, and the Company has entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Barclays Capital Inc. that contains certain customary representations, warranties, covenants and agreements of the Company for the benefit of the Placement Agent alone.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1 Closing. Each Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to such Purchaser, a number of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), equal to such Purchaser’s subscription amount as set forth on Schedule A attached hereto (the “Subscription Amount”) divided by the Purchase Price (as defined below).  Upon satisfaction of the conditions set forth in Section 1.3, the closing of the purchase and sale of the Shares  (the “Closing”) shall occur at the offices of the Company on May , 2017, or at such other place or on such other date as the parties shall mutually agree. By executing this Agreement, each Purchaser consents and agrees to any later date and time for the Closing agreed to by the Company and the Placement Agent.

1.2 Per Share Purchase Price. The purchase price for the Shares shall be equal to $ per share (the “Purchase Price”).

1.3 Closing Conditions.

(a) As a condition to each Purchaser’s obligation to consummate the transactions contemplated hereby, at the Closing, the Company shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to each Purchaser the items set forth below, as appropriate:

(i) this Agreement duly executed by the Company;

(ii) within five (5) business days of the Closing, a certificate evidencing the Shares, registered in the name of such Purchaser (unless such shares have been previously issued to such Purchaser through the book-entry facilities of The Depository Trust Company);

(iii) the representations and warranties made by the Company herein shall be true and correct in all material respects on the date hereof and on the date of the Closing;

(iv) all covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of the Closing shall have been performed or complied with in all material respects;

(v) no statute, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of the transaction contemplated by this Agreement; and

(vi) the Company shall have filed an application with The Nasdaq Stock Market for the listing of the Shares.

(b) As a condition to the Company’s obligation to consummate the transactions contemplated hereby, at the Closing, each Purchaser shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to the Company the items set forth below, as appropriate:

(i) this Agreement duly executed by such Purchaser;

(ii) the Subscription Amount by wire transfer of immediately available funds to the account of the Company as set forth on Schedule A hereto;

(iii) the representations and warranties made by such Purchaser herein shall be true and correct in all material respects on the date hereof and on the date of the Closing;

(iv) such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or before the Closing; and

(v) no statute, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of the transaction contemplated by this Agreement.

(c) As of the date of the Closing, there shall have been no Material Adverse Effect (as defined below) with respect to the Company since the date hereof.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. Except as set forth in the Company’s filings under the Securities Exchange Act of 1934, as amended, the Company hereby makes the following representations and warranties as of the date hereof and as of the date of the Closing to Purchasers:

(a) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s Restated Certificate of Incorporation or Amended and Restated Bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the SEC of a Form 8-K and prospectus supplement relating to the Registration Statement, and applicable Blue Sky filings, if any, and (ii) such as have already been obtained.

(e) Authorization of the Shares. The Shares, when issued at the Closing in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens created by the Company.

(f) Registration Statement. The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the SEC.

2.2 Representations and Warranties of Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the date of the Closing to the Company as follows:

(a) Organization; Authority. If Purchaser is not a natural person, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of Purchaser. This Agreement to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Information; Confidentiality. Purchaser and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Shares as have been requested by Purchaser. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Purchaser understands that its investment in the Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.  Other than to other persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(c) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(d) Sales; Short Selling. From and after the date Purchaser received any information about the existence of this offering, Purchaser has not offered, pledged, sold, contracted to sell, sold any option or contract to purchase, purchased any option or contract to sell, granted any option, right or warrant to purchase, loaned, or otherwise transferred or disposed of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, entered into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or directly or indirectly, through related parties, affiliates or otherwise sold “short” or “short against the box” (as those terms are generally understood) any equity security of the Company. Purchaser covenants that it will not, nor will it authorize or permit any person acting on its behalf to, engage in any such transactions until following the Closing.

(e) Information Regarding Purchaser. Purchaser has provided the Company with true, complete, and correct information regarding all applicable items with respect to such Purchaser on Schedule A to this Agreement.

(f) Placement Agents as Beneficiaries. Purchaser expressly acknowledges and agrees that all representations, warranties, covenants and agreements made or given by the Purchaser to the Company herein, are also irrevocably made and given for the benefit of the Placement Agent and that the Placement Agent is entitled to rely on the same in connection with the placement of the Shares as if such representations, warranties, covenants and agreements, as applicable, were made directly to the Placement Agent.

(g) Non-Reliance on Placement Agents. Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Shares and not to the

Purchaser. Purchaser further acknowledges that (i) the Placement Agent, its affiliates, and its respective representatives make no representation or warranty with regard to the merits of the offering of the Shares or as to the completeness or accuracy of any information or materials such Purchaser may have received in connection therewith, and Purchaser has not relied and will not rely on any information, representations or advice furnished by or on behalf of any of the Placement Agent, its affiliates or its respective representatives, orally or in writing, in making a decision to purchase the Shares, (ii) it will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Shares, (iii) it will be purchasing Shares based on the results of its own due diligence investigation of the Company and (iv) it has negotiated the offer and sale of the Shares directly with the Company, and the Placement Agent will not be responsible for the ultimate success of any such investment.

ARTICLE III

MISCELLANEOUS

3.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

3.2 Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications is set forth on the Company signature page attached hereto in the case of the Company, and shall be supplementally provided in writing in the case of each Purchaser. For purposes of this Agreement, “Trading Day” shall mean a day on which the Company’s Common Stock is traded on the Nasdaq National Market, or, if the Company’s Common Stock is not eligible for trading on the Nasdaq National Market, any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

3.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

3.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither Company nor the Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

3.7 Termination. In the event that the Placement Agency Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action or obligation on the part of the parties hereto.

3.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

3.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.12 Replacement of Securities. If any certificate or instrument evidencing any of the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate.

3.13 Exculpation of the Placement Agents. The Company and each Purchaser agrees for the express benefit of the Placement Agent, its affiliates and its respective representatives that:

(a) None of the Placement Agent, its affiliates or its representatives: (i) have any duties or obligations under this Agreement; (ii) shall be liable for any improper payment made in accordance with this Agreement and the information provided herein by the Company; (iii) make any representation or warranty, or have any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement; or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence or willful misconduct or required by law.

(b) The Placement Agent, its affiliates and its respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Aratana Therapeutics, Inc.

By:
Name:
Title:

Address for Notice:

11400 Tomahawk Creek Parkway, Suite 340

Leawood, Kansas 66211

Attn: John C. Ayres

Tel: (913)-353-1003

With a copy to (which shall not constitute notice):

Latham & Watkins LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116

Attn: Peter N. Handrinos

Tel: (617) 948-6060

Fax: (617) 948-6001

[Company Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

[Purchaser Signature Page to Securities Purchase Agreement]

Schedule A

Purchaser	Number of Shares	Subscription Amount
[__________]	[________]	$[________]
[__________]	[________]	$[________]
[__________]	[________]	$[________]
[__________]	[________]	$[________]
[__________]	[________]	$[________]

Total	[________]	$[________]